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 EXHIBIT 23.1

                         Consent of Independent Auditors

  We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-82464) of HMSR Inc. and in the related Prospectus of our report dated March 15, 2002, with respect to the financial statements of Point Therapeutics, Inc. included in this Current Report on Form 8-K/A dated May 24, 2002, filed with the Securities and Exchange Commission.

                                                        /S/ ERNST & YOUNG LLP


  BOSTON, MASSACHUSETTS
  May 22, 2002